UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 16, 2003
        ----------------------------------------------------------------

                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                    1-14771                     04-2962824
           ------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                       10-M Commerce Way, Woburn, MA 01801
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-994-4800
        ----------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99(a) and 99(b).

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                          Exhibit Title
           -------                          -------------

           Exhibit 99(a)                    Press Release dated April 16, 2003

           Exhibit 99(b)                    Press Release dated April 16, 2003



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MICROFINANCIAL INCORPORATED
                                  Registrant



                                  By:  /s/ James Jackson
                                     -------------------------------------------
                                     James Jackson
                                     Vice President and Chief Financial Officer

Dated: April 16, 2003